Other non-current liabilities	12 Months Ended
Dec. 31, 2022
Non-current liabilities [abstract]
Other non-current liabilities

32. Other non-current liabilities

Other non-current liabilities as of December 31, 2022 and December 31, 2021 amount to EUR 18,060 thousand and EUR 1,808 thousand respectively. The increase mainly relates to (i) an advance payment from the U.S. Biomedical Advanced Research and Development Authority (BARDA) of EUR 13,931 thousand, which reflects a partial payment for installing machinery in Fishers, Indiana, to help strengthen domestic capabilities in the U.S. for national defense readiness and preparedness programs for current and future public health emergencies; and (ii) an advance payment from the city of Fishers for hard costs at the site of EUR 2,261 thousand. In addition to that, the increase reflects holiday pay for Danish companies’ employees following the transition to the new Danish Holiday Act that started in 2019.